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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  January 21, 1997



                        INDUSTRIAL TRAINING CORPORATION
            (Exact name of registrant as specified in its charter)



           MARYLAND                   0-13741                   52-1078263
 (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)

                         13515 DULLES TECHNOLOGY DRIVE
                         HERNDON, VIRGINIA 20171-3413
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (703) 713-3335

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Item 5.  Other Events.

         On January 21, 1997, Thomas M. Balderston gave notice to the Company of his resignation as a Director of the Company. Mr. Balderston informed the Company that he was resigning for reasons relating to internal policies in effect at TDH II Limited, a firm with which he is affiliated.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Industrial Training Corporation
                                (Registrant)



Date: February 10, 1997        By:  /s/ Frank A. Carchedi
                                    ---------------------------
                                    Frank A. Carchedi
                                    Vice President and Chief Financial Officer